Exhibit 10.10

CONFIDENTIAL TREATMENT REQUESTED
BY DIAMEDICA THERAPEUTICS INC.
PURSUANT TO 17 C.F.R. SECTION 200.83

SECOND AMENDMENT TO LEASE

DATE:	September 5, 2017

PARTIES:	ONE TWO HOLDING LLC, A DELAWARE LIMITED LIABILTY COMPANY “Landlord”

DIAMEDICA USA INC., A DELAWARE CORPORATION “Tenant”

RECITALS:

A.

Landlord and Tenant are parties to that certain lease dated September 18, 2015, Supplemental Lease Agreement dated December 16, 2015, and First Amendment to Lease Agreement dated May 3, 2017, (collectively, the “Lease”) relating to approximately 3,752 rentable square feet of space (the “Premises”) located at Two Carlson Parkway, Suite 260, Plymouth, MN 55447.

B.	The parties have agreed to amend the Lease as set forth herein.

AGREEMENT:

In consideration of the following terms and conditions, the parties agree as follows:

1.     Recitals. The foregoing recitals are true and are incorporated herein.

2.     Effective Date. The “Effective Date” of this Second Amendment to Lease shall be August 21, 2017.

3.     Rent Commencement Date. Paragraph 3(b) of the First Amendment to Lease is hereby amended to provide that the Rent Commencement Date of the First Amendment to Lease shall be deemed to mean August 21, 2017.

4.     Parking. As of the Rent Commencement Date, Paragraph 8 of the First Amendment to Lease is hereby deleted in its entirety and is of no further force or effect.

5.     Counterparts/Electronic Signatures. This Second Amendment to Lease may be executed in multiple counterparts, each of which shall be effective upon delivery and, thereafter, shall be deemed to be an original, and all of which shall be taken as one and the same instrument with the same effect as if each party had signed on the same signature page. This «Amend» Amendment to Lease may be transmitted by fax or by electronic mail in portable document format (“pdf”) and signatures appearing on faxed instruments and/or electronic mail instruments shall be treated as original signatures.

CONFIDENTIAL TREATMENT REQUESTED
BY DIAMEDICA THERAPEUTICS INC.
PURSUANT TO 17 C.F.R. SECTION 200.83

6.     Interpretation of «Amend» Amendment to Lease. In the event of any conflict between the Lease and this Second Amendment to Lease, the terms of this Second Amendment to Lease shall control. Except as expressly amended, supplemented or modified by this Second Amendment to Lease, the Lease shall continue in full force and effect. All capitalized terms contained in this Second Amendment to Lease, unless specifically defined herein, shall have the meaning ascribed to them in the Lease.

7.     Binding Effect. This Second Amendment to Lease shall bind and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Second Amendment to Lease to be executed as of the day and year first above written.

LANDLORD:

ONE TWO HOLDING LLC,
A DELAWARE LIMITED LIABILITY COMPANY

By:	Carlson Real Estate Services, LLC
Its:	Asset Manager

By:	/s/ Mark G. Herreid
Name: Mark G. Herreid
Title: Chief Manager and CFO

TENANT:

DIAMEDICA USA INC.,
A DELAWARE CORPORATION

By:	/s/ Rick Pauls
Name:Rick Pauls
Title: CEO

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